SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	October 16, 2002

THE TIMKEN COMPANY
(Exact name of registrant as specified in charter)

Ohio	1-1169	34-0577130

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio	44706-2798

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 438-3000

Item 9. Regulation FD Disclosure

     The Timken Company will conduct a teleconference on October 17 at 8:30 a.m. Eastern Time on its third quarter earnings and its publicly announced transaction involving the acquisition of the Torrington business of Ingersoll-Rand Company Limited. Dial 706-634-0975 (reference Timken) or link to www.timken.com for the Web cast. Reply will be available at 706-645-9291, beginning at 11:30 a.m. Eastern Time, October 17 through 11:59 p.m. Eastern Time, October 24, 2002.

     The following presentation materials will be used during this teleconference and are being made publicly available in this report:

Investor Overview Torrington Acquisition October 17, 2002

Torrington Acquisition Certain statements in this presentation (including statements regarding the company's forecasts, beliefs and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including the antitrust clearance, financing and other closing risks associated with the consummation of the acquisition of Torrington; the uncertainties in both timing and amount, if any, of actual benefits realized through economies of scale, elimination of duplicative costs, operating efficiencies and enhanced productivity through the integration of Torrington with Timken's operations; risks associated with diversion of management's attention from routine operations during the integration process; risks associated with the greater level of debt associated with the combined companies; and the impact on operations of general economic conditions, the cyclicality of the company's business, customer demand and the company's ability to achieve the benefits of its ongoing restructuring and cost-reduction programs. These and additional factors are described in greater detail in the company's 2001 Annual Report, page 39, the Annual Report on Form 10-K for the year ended December 31, 2001 and the quarterly reports on Form 10-Q for the periods ended March 31 and June 30, 2002. The company undertakes no obligation to update or revise any forward-looking statement. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under applicable securities laws. Timken intends to file a registration statement with the Securities and Exchange Commission in connection with the proposed financing transactions. The registration statement will contain important information about Timken, the transactions and related matters. Investors are urged to read the registration statement carefully when it is available. Investors will also be able to obtain free copies of these documents through the website maintained by the Commission at http://www.sec.gov. The securities to be registered under such registration statement may not be sold, nor may offers to buy be accepted, prior to the time such registration statement becomes effective.

The Timken Company Earnings (US$ millions) As Adjusted Net Debt/Capital Net Debt EPS Net Income % Net Sales EBIT Net Sales 38.2% 35.2% 564 445 $0.20 $0.68 12 41 2.7% 4.7% 50 90 $1,874 $1,905 2001 2002 Nine Months ($0.03) $0.17 (2) 11 1.0% 4.0% 6 25 $578 $629 2001 2002 3rd Quarter

Summary Timken's acquisition of Ingersoll-Rand's Torrington subsidiary combines two complementary businesses to form an industry leading, global bearings company.

Acquisition Rationale The combined entity will be: #3 worldwide bearings manufacturer #1 North American bearings manufacturer #1 global producer of tapered roller bearings #1 global producer of needle bearings #2 global supplier in industrial bearings after-market Leading player in high-growth, higher-margin Industrial and Automotive sectors Financially compelling transaction

Strategic Rationale Substantially enhances scale and breadth of product offerings, increasing global market penetration from 7% to 11% Creates leading player in both tapered roller and needle bearings Diversifies customer base and end use applications Larger installed base to serve customers and distributors Estimated synergies of $20 million in 2003 growing to $80 million by the end of 2005 Improves cost position and overall margins New customer base with significant cross-selling opportunities

Higher margin product portfolio The business operates in two segments: Major products include: Full range of bearings Motion control components and assemblies Focus on higher-margin OEM business with strong after-market sales (25% of sales) Headquartered in Torrington, Connecticut 10,500 associates Automotive Bearings 52% Industrial & Aftermarket Bearings 48% Torrington Overview Leading Worldwide Manufacturer of Needle Bearings

Torrington Overview Serves a diverse range of highly specialized end-use applications Consumer Durables Aerospace Agriculture Construction Natural Resources Machine Tool Government General Industrial Automotive Other Europe U.S. End-Use Diversity Geographic Diversity

Torrington Overview Top Customers Automotive Industrial

Combination Profile + = + = GEOGRAPHIC MIX Product Mix Industrial 36% Automotive 52% Automotive 37% US 78% Europe 15% Automotive 31% Steel 33% Industrial 48% Steel 23% Industrial 40% TIMKEN TORRINGTON Pro Forma Europe 14% Other 8% US 73% Europe 17% Other 10% US 76% Other 9% TIMKEN TORRINGTON Pro Forma

Acquisition Continues Our Transformation Profitable Growth High Performing Base Business Growth Through Innovation Management Skills & Competencies Reduce costs New products & services Remove redundancies Leverage broader manufacturing network Leverage distribution network Torrington - significant portion of automotive sales are custom engineered Broader product line provides base for industrial products and services Diversity of experience Skilled people

Financial Overview

Key Transaction Terms Consideration $700 million in cash $140 million in stock Financing Timken to issue 11 million shares to public $875 million bank commitments Required Approvals Customary regulatory approvals Expected Completion Q1 2003

Financial Overview Purchase multiple of 5.7x LTM Torrington Pro Forma EBITDA Capital structure designed to maintain investment grade balance sheet and long-term credit position Significant synergies in first year +10% accretion to EPS in 2003 and improved cash flow generation Transaction accretive before synergies

Synergies Synergies estimated at approximately $20 million in first year, growing to $80 million by end of 2005 Detailed integration plan prepared Synergies achieved through Economies of scale Elimination of duplicative costs Operating efficiencies Productivity

Estimated Pro Forma (US$ millions) September 30, 2002 - Latest Twelve Months Timken Torrington Combined Sales $2,479 $1,196 $3,675 EBITDA 234 147 381 % Net Sales 9.4% 12.3% 10.4% Capital Expenditures 80 41 121 % Net Sales 3.2% 3.4% 3.3% (b) Torrington EBITDA is adjusted to exclude $8 of restructuring charges, $48 of income received under the CDSOA and $15 of Ingersoll-Rand allocated corporate charges (net of Timken estimated direct charges). Pro Forma (a) (a) (b) (b) (a) Timken EBITDA is adjusted to exclude $50 of restructuring and reorganization charges related to our strategic manufacturing restructuring and cost-cutting actions and $31 of income received under the U.S. Continued Dumping and Subsidy Offset Act (CDSOA).

Global leader in tapered roller bearings Largest US antifriction bearing manufacturer Leading manufacturer of bearings for Aerospace and Rail industries High quality alloy steel producer 7% global penetration Global leader in tapered and needle roller bearings Expanded position in additional bearing types Leading bearings manufacturer in the Industrial, Aerospace, Rail and Automotive sectors Expanded platform for steel competencies 11% global penetration Timken Timken & Torrington A Powerful Combination Both Strategically and Financially

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By:	/s/ William R. Burkhart
	Name: Title:	William R. Burkhart Senior Vice President and General Counsel

Dated: October 16, 2002